Supplement dated May 31, 2023 to the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2023 as may be revised or supplemented from time to time.

LOOMIS SAYLES HIGH INCOME FUND

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

LOOMIS SAYLES STRATEGIC ALPHA FUND

LOOMIS SAYLES STRATEGIC INCOME FUND

(each a “Fund” and together the “Funds”)

Effective December 31, 2023, Elaine M. Stokes will no longer serve as a Portfolio Manager of the Funds.

Accordingly, effective December 31, 2023, all references to Ms. Stokes as a Portfolio Manager of the Funds in the Summary Prospectuses, Prospectus and SAI are hereby deleted.

Matthew J. Eagan and Brian P. Kennedy will remain as Portfolio Managers of Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund and Matthew J. Eagan, Brian P. Kennedy and Todd P. Vandam will remain as Portfolio Managers of Loomis Sayles High Income Fund and Loomis Sayles Strategic Alpha Fund.

Effective June 30, 2023, Peter S. Sheehan will join the portfolio management team of Loomis Sayles High Income Fund.

Accordingly, effective June 30, 2023, the information under the subsection “Portfolio Managers” in the section “Management” in the Loomis Sayles High Income Fund’s Fund Summary is revised to include the following:

Peter S. Sheehan, Vice President of Loomis Sayles, has served as a portfolio manager of the Fund since 2023.

Effective June 30, 2023, the subsection “Meet the Funds’ Portfolio Managers” under the section “Management Team” in the Prospectus is revised to include the following:

Peter S. Sheehan — Peter S. Sheehan has served as a portfolio manager of the Loomis Sayles High Income Fund since 2023. Mr. Sheehan, Vice President of Loomis Sayles, began his investment career in 2006 and joined Loomis Sayles in 2012. He received a B.A. from Vanderbilt University and an M.B.A. from the Carroll School of Management at Boston College. Mr. Sheehan has over 15 years of investment experience.